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                                                             EXHIBIT 99.906CERT

                         Rule 30a-2(b) CERTIFICATIONS

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Clarion Value Fund Master, LLC (the Registrant), do hereby certify, to such officer's knowledge, that:

     (1) The Clarion Value Fund Master, LLC on Form N-CSR of the Registrant for the period ended October 31, 2006 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/ Daniel Heflin
       -------------------------------------
Name:  Daniel Heflin
Title: President and Chief Executive Officer
Date:  January 8, 2007
Dated: January 8, 2007

By:    /s/ Ryan Martin
       -------------------------------------
Name:  Ryan Martin
Title: Chief Financial Officer
Date:  January 8, 2007

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.